4th QUARTER 2020 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of December 31, 2020, ROIC owned 88 shopping centers encompassing approximately 10.1 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Overview Supplemental Disclosure Quarter Ended December 31, 2020 - 2 -

Page Balance Sheets……..……………………………………………………………..………………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...………… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Property Portfolio ………………………………………………….……………………………………………………………… 10 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 13 Top Ten Tenants ………………….…………….………………….……………………………………………………………… 14 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 15 Leasing Summary ………………………………………………………..…................................................................................ 16 Same-Space Comparative Leasing Summary ………………………………………………………..…...................................... 17 Leased vs. Billed Summary …………………………...………….……………………..…......................................................... 18 COVID-19 Status of Tenants ………………………...………………………………..…............................................................ 19 Investor Information …………………………………………………………..…………………………………………………… 20 Financial Data Portfolio Data Table of Contents Supplemental Disclosure Quarter Ended December 31, 2020 - 3 -

(dollars in thousands, except par values and share amounts) 12/31/20 12/31/19 ASSETS: Real Estate Investments: Land 881,872$ 879,540$ Building and improvements 2,274,680 2,252,301 3,156,552 3,131,841 Less: accumulated depreciation 460,165 390,916 2,696,387 2,740,925 Mortgage note receivable 4,959 13,000 Real Estate Investments, net 2,701,346 2,753,925 Cash and cash equivalents 4,822 3,800 Restricted cash 1,814 1,658 Tenant and other receivables, net 58,756 45,821 Acquired lease intangible assets, net 50,110 59,701 Prepaid expenses 4,811 3,169 Deferred charges, net 22,893 27,652 Other assets 17,296 18,031 TOTAL ASSETS 2,861,848$ 2,913,757$ LIABILITIES: Term loan 298,524$ 298,330$ Credit facility 45,238 80,743 Senior Notes 943,655 942,850 Mortgage notes payable 86,509 87,523 Acquired lease intangible liabilities, net 125,796 144,757 Accounts payable and accrued expenses 17,687 17,562 Tenants' security deposits 6,854 7,177 Other liabilities 46,426 42,987 TOTAL LIABILITIES 1,570,689 1,621,929 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,497,662 1,481,466 Dividends in excess of earnings (289,309) (297,998) Accumulated other comprehensive loss (8,812) (4,132) Total Retail Opportunity Investments Corp. stockholders' equity 1,199,553 1,179,348 Non-controlling interests 91,606 112,480 TOTAL EQUITY 1,291,159 1,291,828 TOTAL LIABILITIES AND EQUITY 2,861,848$ 2,913,757$ The Company's Form 10-Q for the quarters ended September 30, 2020, June 30, 2020, and March 31, 2020, and Form 10-K for the years ended December 31, 2020 and 2019 should be read in conjunction with the above information. Balance Sheets Supplemental Disclosure Quarter Ended December 31, 2020 - 4 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Income Statements

(in thousands, except per share amounts)

	3 Months Ended (unaudited) 12/31/20	3 Months Ended (unaudited) 12/31/19	Year Ended 12/31/20	Year Ended 12/31/19
REVENUES:				
Rental revenue [1]	$ 71,391	$ 72,282	$ 280,388	$ 291,263
Other income	1,527	1,337	3,726	3,777
TOTAL REVENUES	72,918	73,619	284,114	295,040
OPERATING EXPENSES:				
Property operating	10,847	10,896	41,050	43,662
Property taxes	8,023	8,205	33,288	32,388
Depreciation and amortization	24,690	24,192	97,731	97,559
General and administrative expenses	4,781	4,157	16,755	17,831
Other expense	318	41	843	1,405
TOTAL OPERATING EXPENSES	48,659	47,491	189,667	192,845
Gain on sale of real estate	-	-	-	13,175
OPERATING INCOME	24,259	26,128	94,447	115,370
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(14,679)	(15,002)	(59,726)	(61,687)
NET INCOME	9,580	11,126	34,721	53,683
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(681)	(975)	(2,707)	(4,839)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 8,899	$ 10,151	$ 32,014	$ 48,844
NET INCOME PER COMMON SHARE - BASIC	$ 0.08	$ 0.09	$ 0.27	$ 0.42
NET INCOME PER COMMON SHARE - DILUTED	$ 0.08	$ 0.09	$ 0.27	$ 0.42
Weighted average common shares outstanding - basic	117,353	115,518	116,732	114,178
Weighted average common shares outstanding - diluted	126,496	126,938	126,627	125,741
[1] RENTAL REVENUE				
Base rents	$ 50,295	$ 52,518	$ 205,549	$ 206,816
Recoveries from tenants	15,909	17,053	67,141	67,715
Straight-line rent	516	433	1,079	3,083
Amortization of above- and below-market rent	6,898	2,593	17,654	15,618
Bad debt	(2,227)	(315)	(11,035)	(1,969)
TOTAL RENTAL REVENUE	$ 71,391	$ 72,282	$ 280,388	$ 291,263

The Company's Form 10-Q for the quarters ended September 30, 2020, June 30, 2020, and March 31, 2020, and Form 10-K for the years ended December 31, 2020 and 2019 should be read in conjunction with the above information.

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Funds From Operations

Supplemental Disclosure
Quarter Ended December 31, 2020

(in thousands, except per share amounts)

	3 Months Ended (unaudited)		Year Ended	
	12/31/20	12/31/19	12/31/20	12/31/19
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 8,899	$ 10,151	$ 32,014	$ 48,844
Plus:				
Depreciation and amortization expense	24,690	24,192	97,731	97,559
Less:				
Gain on sale of real estate	-	-	-	(13,175)
FUNDS FROM OPERATIONS - BASIC	33,589	34,343	129,745	133,228
Net income attributable to non-controlling interests	681	975	2,707	4,839
FUNDS FROM OPERATIONS - DILUTED	$ 34,270	$ 35,318	$ 132,452	$ 138,067
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.29	$ 0.30	$ 1.11	$ 1.17
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.27	$ 0.28	$ 1.05	$ 1.10
Weighted average common shares outstanding - basic	117,353	115,518	116,732	114,178
Weighted average common shares outstanding - diluted	126,496	126,938	126,627	125,741
Common dividends per share	$ -	$ 0.1970	$ 0.2000	$ 0.7880
FFO Payout Ratio	-	70.4%	19.0%	71.6%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (516)	$ (433)	$ (1,079)	$ (3,083)
Above/below market rent amortization, net	(6,898)	(2,593)	(17,654)	(15,618)
Non-cash interest expense	73	74	293	524
Deferred financing costs and mortgage premiums, net	596	523	2,219	2,076
Stock based compensation	2,549	2,443	8,914	8,567
Capital Expenditures				
Tenant improvements	$ 4,901	$ 4,886	$ 18,569	$ 20,919
Leasing commissions	410	370	1,365	1,178
Building improvements	321	118	868	794
Reimbursable property improvements	85	351	1,289	2,758
Pad and other development	4,839	1,138	9,715	4,958
Value enhancing tenant improvements	1,395	486	5,678	4,668

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended December 31, 2020

(unaudited, dollars in thousands)

	Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt					
Mortgage Debt:					
Casitas Plaza Shopping Center	$ 6,835	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace	17,245	4.96%	3.80%	07/01/22	1.2%
Fullerton Crossroads	26,000	4.73%	3.82%	04/06/24	1.9%
Diamond Hills Plaza	35,500	3.55%	3.61%	10/01/25	2.6%
Net unamortized premiums/deferred financing charges	929				
Total Mortgage Debt	86,509	4.33%	3.76%	3.4 Years (WA)	6.2%
Unsecured Senior Notes:					
Senior Notes Due 2023	250,000	5.00%	5.21%	12/15/23	18.1%
Senior Notes Due 2024	250,000	4.00%	4.21%	12/15/24	18.1%
Senior Notes Due 2026	200,000	3.95%	3.95%	09/22/26	14.4%
Senior Notes Due 2027	250,000	4.19%	4.19%	12/15/27	18.1%
Net unamortized discounts/deferred financing charges	(6,345)				
Total Unsecured Senior Notes	943,655	4.30%	4.41%	4.9 Years (WA)	68.7%
Term Loan:					
Interest rate swaps	100,000	3.59%	3.59%	8/31/2022	7.2%
Interest rate swaps	200,000	2.74%	2.74%	8/31/2022	14.4%
Total Term Loan	300,000	3.02%	3.02%		21.6%
Total Fixed Rate Debt	**1,330,164**	**4.02%**	**4.06%**	**4.7 Years (WA)**	**96.5%**
Variable Rate Debt					
Credit Facility	48,000	1.05%	1.05%	02/20/24 (1)	3.5%
Net unamortized deferred financing charges	(2,762)				
Credit Facility, net	45,238				
Term Loan	300,000			01/20/25	
Net unamortized deferred financing charges	(1,476)				
Term Loan, net	298,524				
Interest rate swaps - Term loan	(300,000)				
Total Variable Rate Debt	**43,762**	**1.05%**	**1.05%**	**3.9 Years (WA)**	**3.5%**
TOTAL DEBT	**$ 1,373,926**	**3.91%**	**3.96%**	**4.5 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages	(1,113)				
Net unamortized discounts on notes	3,025				
Net unamortized deferred financing charges	7,742				
Total Principal Debt	**$ 1,383,580**				

(1) Does not include extension options available to ROIC.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing -$ -$ -$ -$ 717$ 0.0% 23,129 - - - 24,132 1.7% - - - 250,000 250,686 18.1% 26,000 48,000 - 250,000 324,708 23.6% 32,787 - 300,000 - 333,337 24.1% - - - 200,000 200,000 14.4% - - - 250,000 250,000 18.1% - - - - - - % 81,916$ 48,000$ 300,000$ 950,000$ 1,383,580$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,514,763 94.5% Encumbered properties 552,471 5.5% 10,067,234 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,298,000$ 93.8% Secured principal debt 85,580 6.2% Total Principal Debt 1,383,580$ 100.0% (1) Does not include extension options available to ROIC. 88 Thereafter - 3,664$ Number of Properties 84 4 Year Payments 2022 1,003 Mortgage Principal due at Maturity Amount 2021 717$ Mortgage Principal 2023 686 2024 708 2025 550 2026 - 2027 - Summary of Debt Outstanding, continued (1) Supplemental Disclosure Quarter Ended December 31, 2020 - 8 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	12/31/20	09/30/20	06/30/20	03/31/20	12/31/19
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.4x	3.1x	3.0x	3.5x	3.4x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.3x	3.1x	2.9x	3.5x	3.3x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	7.5x	7.3x	7.9x	7.0x	7.0x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	7.1x	7.1x	7.2x	7.1x	7.0x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	48.3%	49.3%	51.8%	50.3%	48.7%
Total principal debt/undepreciated book value	41.6%	42.8%	45.4%	44.2%	43.0%
Secured principal debt/undepreciated book value	2.6%	2.5%	2.5%	2.6%	2.6%
Market capitalization calculations, at period end:					
Common shares outstanding	117,409	117,264	116,962	115,440	115,871
Operating partnership units (OP units) outstanding	8,966	9,111	9,413	10,934	11,051
Common stock price per share	$ 13.39	$ 10.42	$ 11.33	$ 8.29	$ 17.66
Total equity market capitalization	$ 1,692,160	$ 1,316,827	$ 1,431,828	$ 1,047,648	$ 2,241,442
Total principal debt	1,383,580	1,439,228	1,569,373	1,489,515	1,420,157
TOTAL MARKET CAPITALIZATION	$ 3,075,740	$ 2,756,055	$ 3,001,201	$ 2,537,163	$ 3,661,599
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	44.1%	45.4%	48.1%	46.9%	45.4%
Total secured debt to total assets not to exceed 40%	2.7%	2.7%	2.6%	2.7%	2.8%
Total unencumbered assets to total unsecured debt not to be less than 150%	227.5%	220.9%	207.7%	213.5%	221.2%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.2x	3.2x	3.3x	3.3x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended December 31, 2020

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [(1)]	Major Tenants
Los Angeles metro area								
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$ 1,948	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	97.2%	2,472	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	92.1%	2,843	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	95.3%	1,879	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	92.4%	1,308	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%	2,357	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	99.0%	2,346	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	97.2%	3,944	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%	2,673	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	98.8%	13,042	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[(2)], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	89.8%	1,796	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	94.4%	2,317	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%	2,474	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	91.1%	4,326	Sprouts Market, Kroger (Ralph's) Supermarket [(2)], Rite Aid Pharmacy [(2)]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	85.9%	2,118	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	96.9%	1,799	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	95.5%	3,527	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	91.8%	4,803	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	95.2%	1,268	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	93.1%	3,455	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**95.4%**	**$ 62,695**	
Orange County metro area								
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	96.0%	$ 2,235	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	98.2%	1,859	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	97.7%	2,893	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	94.1%	2,033	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	119,836	98.8%	1,818	AA Supermarket, Ross Dress For Less, Autozone
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	99.7%	4,345	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	97.4%	2,392	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.9%	3,549	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	91.1%	2,775	Smart & Final Extra Supermarket
Orange Country metro area total					**1,085,312**	**97.3%**	**$ 23,899**	
San Diego metro area								
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	96.0%	$ 3,469	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	87.0%	2,334	CVS Pharmacy
Euclid Plaza	*	San Diego	CA	03/29/12	77,044	100.0%	1,579	Vallarta Supermarket, Walgreens
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0%	2,098	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%	966	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	94.9%	3,151	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,852	93.3%	3,064	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**700,296**	**95.4%**	**$ 16,661**	
Southern California Totals					**4,727,367**	**95.9%**	**$ 103,255**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2020.

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Supplemental Disclosure
Quarter Ended December 31, 2020

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
San Francisco metro area								
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$ 1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	99.1%	3,944	SaveMart (Lucky) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	90.1%	2,153	SaveMart (Lucky) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%	2,471	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%	560	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	94.6%	2,986	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0%	1,485	SaveMart (Lucky) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.8%	2,286	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%	2,613	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	100.0%	1,796	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	99.1%	2,251	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	96.6%	2,638	SaveMart (Lucky) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%	2,351	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%	1,021	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,535	95.9%	1,577	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	100.0%	1,547	Safeway Supermarket
San Francisco metro area total					**1,297,014**	**97.7%**	**$ 33,150**	
Sacramento metro area								
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	89.3%	$ 2,724	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	85.8%	919	CVS Pharmacy
Sacramento metro area total					**287,759**	**88.7%**	**$ 3,643**	
Northern California Totals					**1,584,773**	**96.0%**	**$ 36,793**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 4Q 2020.

- 11 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased		ABR [1]	Major Tenants
Seattle metro area									
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$	873	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%		1,681	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%		2,533	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	100.0%		1,960	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	69.2%		1,434	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	93.9%		2,497	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	97.4%		1,909	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	100.0%		2,864	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,147	98.1%		11,187	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%		3,415	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%		2,634	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,640	100.0%		2,393	Grocery Outlet Supermarket, Bartell Drugs, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%		690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%		3,084	Safeway Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	80.1%		934	Grocery Outlet Supermarket
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%		1,037	Thriftway Supermarket
Summerwalk Village		Lacey	WA	12/13/19	60,379	98.0%		880	Walmart Neighborhood Market
Seattle metro area total					**2,003,052**	**97.2%**	**$**	**42,005**	
Portland metro area									
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$	3,805	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%		1,850	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%		1,832	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0%		1,893	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%		1,314	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	98.0%		1,371	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	99.3%		2,599	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%		1,095	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%		2,086	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%		2,916	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%		1,512	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%		1,605	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%		2,278	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%		833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%		2,115	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%		2,265	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	90.0%		910	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.5%**	**$**	**32,279**	
Pacific Northwest Totals					**3,755,094**	**98.3%**	**$**	**74,284**	
TOTAL SHOPPING CENTERS					**10,067,234**	**96.8%**	**$**	**214,332**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 4Q 2020.

- 12 -

ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended December 31, 2020

(unaudited, dollars in thousands)

	Three Months Ended				Year Ended			
	12/31/20	12/31/19	$ Change	% Change	12/31/20	12/31/19	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	87	87			87	87		
Same-center occupancy	96.8%	97.9%		(1.1)%	96.8%	97.9%		(1.1)%
REVENUES:								
Base rents	$ 49,887	$ 51,385	$ (1,498)	(2.9%)	$ 204,148	$ 203,334	$ 814	0.4%
Percentage rent	237	1,008	(771)	(76.5%)	505	1,324	(819)	(61.9%)
Recoveries from tenants	15,816	16,719	(903)	(5.4%)	66,336	66,255	81	0.1%
Other property income	1,227	1,051	176	16.7%	2,390	2,945	(555)	(18.8)%
Bad debt	(1,945)	(306)	(1,639)	535.6%	(10,196)	(1,417)	(8,779)	619.5%
TOTAL REVENUES	65,222	69,857	(4,635)	(6.6%)	263,183	272,441	(9,258)	(3.4%)
OPERATING EXPENSES:								
Property operating expenses	11,055	11,142	(87)	(0.8%)	42,671	44,100	(1,429)	(3.2%)
Property taxes	8,002	8,110	(108)	(1.3)%	33,091	31,783	1,308	4.1%
TOTAL OPERATING EXPENSES	19,057	19,252	(195)	(1.0%)	75,762	75,883	(121)	(0.2%)
SAME-CENTER CASH NET OPERATING INCOME	**$ 46,165**	**$ 50,605**	**$ (4,440)**	**(8.8%)**	**$ 187,421**	**$ 196,558**	**$ (9,137)**	**(4.6%)**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	12/31/20 (Three Months)	12/31/19 (Three Months)	12/31/20 (Year)	12/31/19 (Year)
GAAP Operating Income	$ 24,259	$ 26,128	$ 94,447	$ 115,370
Depreciation and amortization	24,690	24,192	97,731	97,559
General and administrative expenses	4,781	4,157	16,755	17,831
Other expense	318	41	843	1,405
Gain on sale of real estate	-	-	-	(13,175)
Straight-line rent	(516)	(433)	(1,079)	(3,083)
Amortization of above- and below-market rent	(6,898)	(2,593)	(17,654)	(15,618)
Property revenues and other expenses (2)	(12)	(278)	(374)	(142)
TOTAL COMPANY CASH NET OPERATING INCOME	46,622	51,214	190,669	200,147
Non Same-Center Cash NOI	(457)	(609)	(3,248)	(3,589)
SAME-CENTER CASH NET OPERATING INCOME	**$ 46,165**	**$ 50,605**	**$ 187,421**	**$ 196,558**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 13 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 18 898,425 9.2% 11,689$ 5.5% 2 Kroger Supermarkets 11 483,455 5.0% 7,335 3.4% 3 SaveMart Supermarkets 4 187,639 1.9% 3,983 1.9% 4 JP Morgan Chase 21 95,163 1.0% 3,157 1.5% 5 Rite Aid Pharmacy 12 232,586 2.4% 3,080 1.4% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,840 1.3% 7 Trader Joe's 8 96,714 1.0% 2,802 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,693 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.2% Top 10 Tenants Total 100 2,717,486 27.9% 42,988$ 20.1% Other Tenants 1,804 7,022,784 72.1% 171,344 79.9% Total Portfolio 1,904 9,740,270 100.0% 214,332$ 100.0% Top Ten Tenants Supplemental Disclosure Quarter Ended December 31, 2020 - 14 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [1]

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	4	103,663	1.1%	1,315	0.6%	12.69
2022	16	494,010	5.1%	6,207	2.9%	12.57
2023	27	860,417	8.8%	13,536	6.3%	15.73
2024	15	505,124	5.2%	8,415	3.9%	16.66
2025	20	660,405	6.8%	9,095	4.2%	13.77
2026	18	655,780	6.7%	8,346	3.9%	12.73
2027	6	123,082	1.3%	1,817	0.8%	14.76
2028	14	514,446	5.3%	9,360	4.4%	18.19
2029	12	433,505	4.4%	7,976	3.7%	18.40
2030	7	267,773	2.7%	4,181	2.0%	15.61
2031+	24	854,982	8.8%	12,977	6.1%	15.18
	163	5,473,187	56.2%	$ 83,225	38.8%	$ 15.21

Non-Anchor Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	304	573,204	5.9%	17,752	8.3%	30.97
2022	280	603,908	6.2%	18,360	8.6%	30.40
2023	285	631,016	6.5%	19,848	9.3%	31.45
2024	248	592,562	6.1%	18,427	8.6%	31.10
2025	234	581,519	6.0%	17,216	8.0%	29.61
2026	121	342,888	3.5%	10,001	4.7%	29.17
2027	66	214,140	2.2%	6,283	2.9%	29.34
2028	57	182,442	1.9%	6,460	3.0%	35.41
2029	44	143,132	1.5%	4,592	2.1%	32.08
2030	40	116,234	1.2%	4,473	2.1%	38.48
2031+	62	286,038	2.8%	7,695	3.6%	26.91
	1,741	4,267,083	43.8%	$ 131,107	61.2%	$ 30.73

All Tenants

	Number of Leases Expiring [2]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	308	676,867	7.0%	19,067	8.9%	28.17
2022	296	1,097,918	11.3%	24,567	11.5%	22.38
2023	312	1,491,433	15.3%	33,384	15.6%	22.38
2024	263	1,097,686	11.3%	26,842	12.5%	24.45
2025	254	1,241,924	12.8%	26,311	12.2%	21.19
2026	139	998,668	10.2%	18,347	8.6%	18.37
2027	72	337,222	3.5%	8,100	3.7%	24.02
2028	71	696,888	7.2%	15,820	7.4%	22.70
2029	56	576,637	5.9%	12,568	5.8%	21.79
2030	47	384,007	3.9%	8,654	4.1%	22.54
2031+	86	1,141,020	11.6%	20,672	9.7%	18.12
	1,904	9,740,270	100.0%	$ 214,332	100.0%	$ 22.00

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 15 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Leasing Summary

	For the Three Months Ended December 31, 2020			For the Year Ended December 31, 2020		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	36	-	36	106	3	109
Gross Leasable Area (sq. ft.)	110,268	-	110,268	273,831	104,075	377,906
Initial Base Rent ($/sq. ft.) (1)	$ 23.09	$ -	$ 23.09	$ 25.63	$ 12.63	$ 22.05
Tenant Improvements ($/sq. ft.)	$ 7.88	$ -	$ 7.88	$ 4.90	$ 4.80	$ 4.87
Leasing Commissions ($/sq. ft.)	$ 2.02	$ -	$ 2.02	$ 2.98	$ -	$ 2.16
Weighted Average Lease Term (Yrs.) (2)	7.5	-	7.5	6.8	17.4	9.7
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	35	3	38	151	15	166
Gross Leasable Area (sq. ft.)	94,669	89,653	184,322	349,656	481,569	831,225
Initial Base Rent ($/sq. ft.) (1)	$ 27.90	$ 13.57	$ 20.93	$ 29.83	$ 12.50	$ 19.79
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.61	$ 0.26	$ 0.41
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.16	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) (2)	4.5	4.6	4.5	4.7	4.8	4.7
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Number of Leases	71	3	74	257	18	275
Gross Leasable Area (sq. ft.)	204,937	89,653	294,590	623,487	585,644	1,209,131
Initial Base Rent ($/sq. ft.) (1)	$ 25.31	$ 13.57	$ 21.74	$ 27.99	$ 12.53	$ 20.50
Tenant Improvements ($/sq. ft.)	$ 4.24	$ -	$ 2.95	$ 2.49	$ 1.07	$ 1.80
Leasing Commissions ($/sq. ft.)	$ 1.09	$ -	$ 0.76	$ 1.40	$ -	$ 0.72
Weighted Average Lease Term (Yrs.) (2)	6.1	4.6	5.6	5.6	7.0	6.3

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 16 -

Supplemental Disclosure
Quarter Ended December 31, 2020

Same-Space Comparative Leasing Summary

New Leases	For the Three Months Ended December 31, 2020 Non-Anchor	Anchor	Total	For the Year Ended December 31, 2020 Non-Anchor	Anchor	Total
Comparative # of Leases	29	-	29	70	3	73
Comparative GLA (sq. ft.) (1)	67,021	-	67,021	163,769	104,075	267,844
Prior Base Rent ($/sq. ft.) (2)	$ 26.93	$ -	$ 26.93	$ 27.28	$ 11.03	$ 20.97
Initial Base Rent ($/sq. ft.)	$ 29.38	$ -	$ 29.38	$ 30.56	$ 12.63	$ 23.60
Percentage Change in Base Rents	9.1%	-	9.1%	12.0%	14.5%	12.5%
Tenant Improvements ($/sq. ft.)	$ 12.97	$ -	$ 12.97	$ 7.94	$ 4.80	$ 6.72
Leasing Commissions ($/sq. ft.)	$ 3.32	$ -	$ 3.32	$ 3.70	$ -	$ 2.26
Weighted Average Lease Term (Yrs.) (3)	8.0	-	8.0	7.6	17.4	11.4

Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	35	3	38	151	15	166
Comparative GLA (sq. ft.)	94,669	89,653	184,322	349,656	481,569	831,225
Prior Base Rent ($/sq. ft.) (2)	$ 27.14	$ 13.00	$ 20.26	$ 27.62	$ 11.61	$ 18.35
Initial Base Rent ($/sq. ft.)	$ 27.90	$ 13.57	$ 20.93	$ 29.83	$ 12.50	$ 19.79
Percentage Change in Base Rents	2.8%	4.4%	3.3%	8.0%	7.7%	7.9%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.61	$ 0.26	$ 0.41
Leasing Commissions ($/sq. ft.)	$ -	$ -	$ -	$ 0.16	$ -	$ 0.07
Weighted Average Lease Term (Yrs.) (3)	4.5	4.6	4.5	4.7	4.8	4.7

Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Comparative # of Leases	64	3	67	221	18	239
Comparative GLA (sq. ft.) (1)	161,690	89,653	251,343	513,425	585,644	1,099,069
Prior Base Rent ($/sq. ft.) (2)	$ 27.05	$ 13.00	$ 22.04	$ 27.51	$ 11.51	$ 18.98
Initial Base Rent ($/sq. ft.)	$ 28.52	$ 13.57	$ 23.19	$ 30.06	$ 12.53	$ 20.72
Percentage Change in Base Rents	5.4%	4.4%	5.2%	9.3%	8.9%	9.1%
Tenant Improvements ($/sq. ft.)	$ 5.38	$ -	$ 3.46	$ 2.95	$ 1.07	$ 1.95
Leasing Commissions ($/sq. ft.)	$ 1.38	$ -	$ 0.89	$ 1.29	$ -	$ 0.60
Weighted Average Lease Term (Yrs.) (3)	6.0	4.6	5.5	5.6	7.0	6.4

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 17 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) 12/31/20 09/30/20 06/30/20 03/31/20 % leased at beginning of quarter 96.8% 97.0% 97.7% 97.9% % billed at beginning of quarter 93.4% 94.2% 93.9% 94.4% ABR of new leases signed/not yet commenced - at beginning of quarter 6,855$ 5,890$ 7,041$ 6,482$ less: ABR of new leases commenced during quarter (929) (1,196) (844) (954) less: ABR of new leases dismissed during quarter - - (865) - plus: ABR of new leases signed during quarter 2,664 2,161 558 1,513 ABR of new leases signed/not yet commenced - at end of quarter 8,590$ 6,855$ 5,890$ 7,041$ % leased at end of quarter 96.8% 96.8% 97.0% 97.7% % billed at end of quarter 92.8% 93.4% 94.2% 93.9% ABR of new leases commenced during quarter - actual cash received 140$ 179$ 183$ 169$ Leased vs. Billed Summary Supplemental Disclosure Quarter Ended December 31, 2020 - 18 -

Supplemental Disclosure
Quarter Ended December 31, 2020

COVID-19 Update

Tenant Type (1)	% of Billed Base Rent Paid (1) 2Q20 (2) as of 7/27/20	3Q20 (3) as of 10/22/20	4Q20 as of 2/18/21	% Open (1) by ABR as of 2/18/21
Grocery	98.7%	99.3%	99.2%	100.0%
Drug Store	98.7%	99.0%	99.3%	100.0%
Automotive Supply	99.8%	99.9%	100.0%	100.0%
Home Improvement	99.1%	99.7%	99.8%	100.0%
Electronics	99.4%	99.8%	99.5%	100.0%
Off-price	91.6%	99.3%	99.6%	100.0%
Pet Supply	91.9%	93.8%	90.7%	100.0%
Postal Services	88.9%	96.2%	95.4%	100.0%
Sporting Goods	78.8%	98.0%	81.2%	98.9%
Financial Services	97.7%	99.2%	98.8%	99.7%
Home Decor	56.9%	97.1%	99.0%	99.4%
Wireless	86.0%	90.5%	93.2%	100.0%
Local Services	83.0%	89.9%	93.0%	99.4%
Medical & Dental	84.9%	92.3%	97.3%	98.6%
Fast Food Restaurants	86.3%	92.0%	94.6%	98.0%
Limited Service Restaurants	70.2%	78.9%	85.5%	93.9%
General Retail	60.2%	87.0%	95.8%	96.7%
Non-retail	91.2%	91.2%	97.3%	95.3%
Full Service Restaurants	62.7%	63.0%	78.5%	94.7%
Salons	55.7%	75.7%	81.3%	92.9%
Education	64.0%	70.9%	87.2%	94.5%
Apparel	83.7%	86.8%	100.5%	99.0%
Fitness	38.2%	51.9%	56.5%	72.3%
Entertainment	59.6%	68.2%	64.8%	4.4%
Total	**81.9%**	**88.7%**	**91.8%**	**95.4%**

	% of Billed Base Rent Paid (1) 2Q20 (2) as of 7/27/20	3Q20 (3) as of 10/22/20	4Q20 as of 2/18/21	% Open (1) by ABR as of 2/18/21
Anchor & Non-Anchor (1)				
Anchors	89.4%	93.1%	93.8%	93.1%
Non-Anchors	77.5%	86.0%	90.5%	96.8%
Total	**81.9%**	**88.7%**	**91.8%**	**95.4%**
National, Regional & Local (1)				
National	84.7%	92.9%	94.9%	95.3%
Regional	81.8%	94.9%	96.6%	97.3%
Local	76.5%	79.3%	84.5%	95.0%
Total	**81.9%**	**88.7%**	**91.8%**	**95.4%**
Metro Market (1)				
Los Angeles	81.6%	88.8%	91.4%	94.4%
Orange County	76.5%	84.6%	92.3%	95.5%
San Diego	85.2%	85.8%	93.2%	94.0%
Southern California	**80.9%**	**87.3%**	**91.9%**	**94.6%**
San Francisco	83.7%	88.8%	91.3%	95.9%
Sacramento	86.2%	89.3%	93.5%	98.3%
Northern California	**83.9%**	**88.9%**	**91.6%**	**96.1%**
Seattle	80.5%	91.0%	92.4%	96.9%
Portland	84.7%	90.0%	90.8%	95.1%
Pacific Northwest	**82.4%**	**90.6%**	**91.7%**	**96.1%**
Total	**81.9%**	**88.7%**	**91.8%**	**95.4%**

(1) Data is to the best of ROIC's knowledge as of February 18, 2021. ROIC expects this data to change going forward.
(2) Total billed base rent paid for 2Q20 as of February 18, 2021 is 86.9%.
(3) Total billed base rent paid for 3Q20 as of February 18, 2021 is 91.2%.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 D.A. Davidson & Co. Barry Oxford 212.240.9871 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. Zachary Klein 646.582.4049 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Syed Hussaini Computershare syed.hussaini@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 Supplemental Disclosure Quarter Ended December 31, 2020 - 20 -